UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Amendment No. __
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under § 240.14a–12
PRINCIPAL DIVERSIFIED SELECT REAL ASSET FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
[X] No fee required
[ ] Fee paid previously with preliminary materials
[ ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

Principal Diversified Select Real Asset Fund 711 High Street, Des Moines, IA 50392 515 247 5111 tel
July 24, 2023
Dear Shareholder:
We cordially invite you to attend a Special Meeting of Shareholders (including any adjournments or postponements, the "Meeting") of Principal Diversified Select Real Asset Fund (the "Fund"), an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and advised by Principal Global Investors, LLC, to be held on August 31, 2023, at 10:00 a.m. Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392.
At the Meeting, shareholders of the Fund will be asked to approve a change to the Fund's sub-classification under the 1940 Act from "diversified" to "non-diversified" and to change the related fundamental policy. If Fund shareholders approve these changes, the Fund's name will change to "Principal Real Asset Fund."
Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement, and the proxy card(s) for shares of the Fund you owned as of the close of business on July 14, 2023, the record date for the Meeting. The Proxy Statement provides background information and describes in detail the proposal to be voted on at the Meeting.
The Fund's Board of Trustees has approved the proposal and recommends that you vote “For” the proposal.
For your shares to be voted at the Meeting, we urge you to read the Proxy Statement and then vote your shares in one of the following three ways:
By Internet: Follow the instructions located on your proxy card(s). Be sure you have your control number, as printed on your proxy card(s), available when you call.
By Phone: The phone number is located on your proxy card(s). Be sure you have your control number, as printed on your proxy card(s), available when you call.
By Mail: Vote, sign, and date your proxy card(s) and return in the postage-paid envelope provided in this proxy package, allowing sufficient time for receipt prior to the Meeting.
You may also vote your shares in person at the Meeting. Shareholders may call 1-800-222-5852 to obtain instructions on how to attend the Meeting and vote their shares in person.
We appreciate you taking the time to respond to this matter. Your vote is important. If you have questions regarding the Meeting or these proxy materials, please call 1-800-222-5852.

Sincerely,

Kamal Bhatia
President and Chief Executive Officer
Principal Diversified Select Real Asset Fund

PRINCIPAL DIVERSIFIED SELECT REAL ASSET FUND
711 High Street
Des Moines, Iowa 50392
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders:
A Special Meeting of Shareholders of Principal Diversified Select Real Asset Fund (the "Fund") will be held at 801 Grand Avenue, Des Moines, Iowa 50392 on August 31, 2023, at 10:00 a.m. Central Time (including any adjournments or postponements, the “Meeting”). A Proxy Statement providing information about the following proposal to be voted on at the Meeting is included with this Notice. This Meeting is being held to consider and vote on such proposal, as well as any other business that may properly come before the Meeting.
Proposal: Approval to change the Fund's sub-classification under the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified" and to change the related fundamental policy.
The Fund's Board of Trustees has approved the proposal and recommends that you vote “For” the proposal.
Approval of the proposal requires the affirmative vote of the holders of at least a "Majority of the Outstanding Voting Securities" of the Fund (as defined in the accompanying Proxy Statement).
Each Fund shareholder of record as of the close of business on July 14, 2023, the record date for the Meeting, is entitled to notice of and to vote at the Meeting. Shareholders may vote their shares, change their vote, and revoke their proxy at any time before it is voted at the Meeting by following the procedures outlined in the accompanying Proxy Statement.
Your vote is important. No matter how many shares you own, please vote. To save the Fund from incurring the cost of additional solicitations, please review the materials and vote today.

For the Board of Trustees

Beth C. Wilson
Vice President and Secretary
Dated: July 24, 2023	Principal Diversified Select Real Asset Fund
Important Notice Regarding Availability of Proxy Materials
for the Special Meeting of Shareholders
to be Held on August 31, 2023.
_________________
The Notice of Special Meeting of Shareholders, Proxy Statement, and Form of Proxy Card
are available on the Internet at: www.proxyvote.com.

TABLE OF CONTENTS

		Page
Introduction		3
Voting Information		3
Proposal:	Approval to change the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified" and to change the related fundamental policy	5
Other Matters		6
Appendix A - Outstanding Shares and Share Ownership		A-1

PRINCIPAL DIVERSIFIED SELECT REAL ASSET FUND
711 High Street
Des Moines, Iowa 50392
PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 31, 2023
_________________
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Principal Diversified Select Real Asset Fund (the "Fund") to be used at a Special Meeting of Shareholders of the Fund on August 31, 2023, at 10:00 a.m. Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392 (including any adjournments or postponements, the “Meeting”). This Proxy Statement and the accompanying form of proxy card will be sent to Fund shareholders on or about July 31, 2023. Fund shareholders of record as of the close of business on July 14, 2023, are entitled to vote on the proposal, as set forth below.
The Fund is a Delaware statutory trust and a closed-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is operated as an interval fund.
Principal Global Investors, LLC ("PGI") is the investment advisor and fund administrator to the Fund. Principal Funds Distributor, Inc. ("PFD") is the distributor for all share classes of the Fund. PGI and PFD are indirect, wholly owned subsidiaries of Principal Financial Group, Inc. The address of PGI and PFD is in care of the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392.
The Fund will furnish, without charge, copies of its most recent annual and semi-annual shareholder reports to any shareholder upon request. To obtain a copy of a report, please contact the Fund by calling the Shareholder Services Department toll free at 1-800-222-5852 or by writing to the Fund at Principal Diversified Select Real Asset Fund, P.O. Box 219971, Kansas City, MO 64121-9971. Copies of the Fund's most recent annual and semi-annual shareholder reports can also be obtained at www.PrincipalAM.com/IntervalProspectuses.
VOTING INFORMATION
Voting Procedures. Please vote your shares by returning the enclosed proxy card(s) in the enclosed postage-paid envelope or by following the instructions on the proxy card(s) for voting by telephone or Internet. Shareholders who wish to attend the Meeting in person may call 1-800-222-5852 to obtain instructions on how to attend the Meeting and vote their shares in person.
If you properly complete and return the enclosed proxy card(s) (or if you give your proxy by telephone or Internet), the persons named on the card(s) as proxies will vote your shares as you indicate on the proxy card(s) (or as you instruct by telephone or Internet) or "For" approval of the proposal if you do not give an indication. You may change your vote or revoke your proxy at any time before it is voted at the Meeting in any of the following ways:
(i) by sending a written notice of revocation to the Meeting Secretary of Principal Diversified Select Real Asset Fund, in care of the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392;
(ii) by submitting another properly signed proxy card at a later date to the Meeting Secretary of Principal Diversified Select Real Asset Fund, in care of the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392;
(iii) by submitting another proxy by telephone or Internet at a later date; or
(iv) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chair of the Meeting.

Voting Rights. Only Fund shareholders of record as of the close of business on July 14, 2023 (the “Record Date”), are entitled to notice of and to vote at the Meeting. The shareholders of the Fund and all share classes will vote together as a single class on the proposal. You are entitled to one vote on the proposal for each share of the Fund you hold, and fractional votes for fractional shares held.
For approval, the proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean, with respect to the Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (such lesser amount being a “Majority of the Outstanding Voting Securities”). Under this definition, the proposal could be approved by as little as approximately one-third of the outstanding voting securities of the Fund.
The number of votes eligible to be cast at the Meeting with respect to the Fund as of the Record Date and other share ownership information are set forth in Appendix A to this Proxy Statement.
Quorum Requirements; Abstentions and Broker Non-Votes. A quorum must be present at the Meeting for the transaction of business. For the proposal, the presence in person or by proxy of one-third of the shares of the Fund outstanding at the close of business on the Record Date constitutes a quorum.
Abstentions, if any, will be considered present for purposes of determining the existence of a quorum but will be disregarded in determining the votes cast on the proposal. As a result, because the proposal requires the affirmative vote of a Majority of the Outstanding Voting Securities, as defined above, abstentions will have the effect of a vote against the proposal.
Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients are generally required to request the instructions of such customers and clients on how to vote their shares before the Fund's Meeting. The Fund understands that, under the rules of the New York Stock Exchange (the "NYSE"), such broker-dealer firms may, for certain "routine" matters, vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. "Broker non-votes" are shares held by brokers or nominees, typically in "street name," for which the broker or nominee properly submits a proxy but that are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. The proposal is considered a "non-routine" matter for which, under the rules of the NYSE, uninstructed shares may not be voted by broker-dealers. As a result, it is not expected that broker non-votes will be received with respect to the proposal at the Fund's Meeting.
If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.
Solicitation Procedures. The Fund intends to solicit proxies by mail. Officers or employees of the Fund, PGI, or their affiliates may make additional solicitations by telephone, Internet, or personal contact. They will not be specially compensated for these services. Brokerage houses, banks, and other fiduciaries may be requested to forward soliciting materials to their customers and to obtain authorization for the execution of proxies. For those services, the Fund will reimburse them for their out-of-pocket expenses. The Fund has retained the services of a professional proxy soliciting firm, Broadridge Financial Solutions, Inc., to assist in soliciting proxies and provide other services in connection therewith and estimates that the aggregate cost of such services will be approximately $3,000.
Expenses of the Meeting. PGI, the Fund's investment advisor, will pay the expenses of the Meeting, including those associated with the preparation and distribution of proxy materials and the solicitation of proxies.

PROPOSAL
APPROVAL TO
CHANGE THE FUND'S SUB-CLASSIFICATION UNDER THE
INVESTMENT COMPANY ACT OF 1940, AS AMENDED, FROM "DIVERSIFIED" TO "NON-DIVERSIFIED" AND
TO CHANGE THE RELATED FUNDAMENTAL POLICY
The Fund's investment objective is to seek to provide long-term total return (after Fund fees and expenses) in excess of inflation. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in real assets and real asset companies. Real assets include, without limitation, investments related to real estate, agriculture, infrastructure, energy, natural resources, and timber. Real asset companies include companies that primarily own, explore, mine, process, or otherwise develop real assets. The Fund invests in real assets and real asset companies directly, and indirectly through other entities, including private institutional investment funds that pursue these strategies. Indirect private investments may represent a substantial portion of the Fund’s assets. The Fund is advised by PGI and sub-advised by two sub-advisors, ClearBridge Investments (North America) Pty Limited and Principal Real Estate Investors, LLC.
Currently, the Fund is sub-classified as a “diversified” fund for purposes of Section 5(b) of the 1940 Act and has adopted a related fundamental policy. The Fund, therefore, is limited as to the amount it may invest in any single issuer, including interests in individual private funds. Specifically, with respect to 75% of its total assets, the Fund may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. Additionally, with respect to 75% of its total assets, the Fund may not hold more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to U.S. government securities, securities of other investment companies, or cash and cash items (including receivables).
Subject to approval of the Fund's shareholders, the Board has approved a change to the Fund's sub-classification under the 1940 Act to a “non-diversified” company and a change to the Fund's related fundamental policy. This fundamental policy, which may only be changed with shareholder approval, currently provides that the Fund, as a fundamental policy, "has elected to be treated as a 'diversified' investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time." If approved by Fund shareholders, the Fund will change this fundamental policy so it provides that the Fund, as a fundamental policy, "has elected to be non-diversified." If Fund shareholders approve these changes, the Fund's name will change to "Principal Real Asset Fund," consistent with the non-diversified sub-classification. In determining to approve the change to a "non-diversified" fund, the Board considered information from PGI regarding the potential impact of the change on the Fund and its shareholders, as well as the following.
The Board and PGI believe that PGI and the Fund’s sub-advisors can more effectively execute the Fund’s investment strategy if the Fund is non-diversified because being non-diversified would give the Fund additional flexibility to invest a greater portion of the Fund’s assets in individual private funds. As part of its investment strategy, the Fund invests in interests in individual private funds, which are deemed single investments for purposes of the 1940 Act Section 5(b) diversification test. The underwriting process for these individual private funds can be lengthy, which can hinder the Fund’s ability to invest in enough issuers to meet diversification testing. Further, the lead time to add new interests in new private funds can be extensive, given the queues in place to committed capital from existing investors. It is, therefore, more efficient to have greater flexibility with respect to position sizing (which non-diversified status would give) in order to achieve the Fund's target exposure to private assets. No material changes to the Fund's investment strategy are expected if shareholders of the Fund approve this proposal.
If Fund shareholders approve this proposal, the Fund may be subject to additional investment risks. As a "non‑diversified" fund, the Fund would be permitted to invest a greater percentage of its assets in fewer issuers than a "diversified" fund. As a result, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments. Accordingly, if Fund shareholders approve this proposal, the Fund could be subject to greater risk than it currently is subject to as a "diversified" fund. No other material changes to the Fund's risks are expected if shareholders of the Fund approve this proposal.

Even if Fund shareholders approve this proposal, the Fund intends to continue to comply with federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). For purposes of the IRC, the Fund operates as a “regulated investment company.” As a regulated investment company under the IRC, the Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of the Fund's total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or certain publicly traded partnerships. These federal tax diversification requirements, or the Fund's determination to comply with them, may change in the future without shareholder approval.
If Fund shareholders do not approve this proposal, the Fund will remain “diversified” and subject to the related fundamental policy, and the Fund's name will not change.
The 1940 Act rules permit a fund that is sub-classified as "non-diversified" to operate temporarily as "diversified" without a formal, shareholder-approved sub-classification change as long as the fund was diversified for less than three consecutive years. As a result, if Fund shareholders approve the proposal, the Fund may from time to time operate as "diversified" based upon prevailing market conditions and investment opportunities. If the Fund operates as "diversified" for more than three consecutive years, the Fund's formal sub-classification would automatically revert back to "diversified" from "non-diversified," without shareholder approval.
OTHER MATTERS
The Fund does not know of any matters to be presented at the Meeting other than the proposal described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.
The Fund is not required to hold annual meetings of shareholders and, therefore, cannot determine when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Fund commences soliciting proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. The Fund has adopted procedures by which shareholders may recommend nominees to the Fund's Board. A copy of the procedures can be found in the Nominating and Governance Committee Charter at https://secure02.principal.com/publicvsupply/GetFile?fm=MM13013&ty=VOP&EXT=.VOP.
Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Shareholder Services Department toll free at 1-800-222-5852 or by writing to the Fund at Principal Diversified Select Real Asset Fund, P.O. Box 219971, Kansas City, MO 64121-9971. The Fund will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.
BY ORDER OF THE BOARD OF TRUSTEES
July 24, 2023
Des Moines, Iowa
_________________
It is important that proxies be returned promptly.
Therefore, you are urged to complete, sign, date, and return the proxy card(s) in the enclosed envelope or give your proxy by telephone or Internet immediately.

APPENDIX A
OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows, as of the Record Date, the number of shares outstanding and entitled to vote for each class of shares of the Fund.

Title of Class	Shares Outstanding
Class A	33,584.323
Institutional Class	434,522.299
Class Y	5,801,500.788
As of the Record Date, Board members and officers of the Fund together owned beneficially less than 1% of the outstanding shares of any class of shares of the Fund.
As of the Record Date, the following persons owned of record, or were known by the Fund to own beneficially, 5% or more of the outstanding shares of any class of shares of the Fund.

Title of Class	Percent of Ownership	Number of Shares	Name and Address of Owner
Class A	57.57%	19,335.151	LPL FINANCIAL
			4707 EXECUTIVE DR
			SAN DIEGO, CA 92121-3091

Class A	35.95%	12,072.784	PRINCIPAL FINANCIAL SERVICES INC
			711 HIGH ST
			DES MOINES, IA 50392-9992

Class A	6.48%	2,176.388	JESSICA S BUSH AND WARREN SCOTT BUSH TEN COM
			2800 BERKSHIRE DR
			NORWALK, IA 50211-9671

Institutional Class	97.20%	422,342.885	LPL FINANCIAL
			4707 EXECUTIVE DR
			SAN DIEGO, CA 92121-3091

Class Y	69.34%	4,022,922.806	PRINCIPAL LIFE INSURANCE COMPANY
			711 HIGH ST
			DES MOINES IA 50392-0001

Class Y	30.66%	1,778,577.982	PRINCIPAL FINANCIAL SERVICES INC
			711 HIGH ST
			DES MOINES, IA 50392-9992

A-1

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date PRINCIPAL FINANCIAL GROUP - H208 P.O. BOX 9276 DES MOINES, IA 50306 2. Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. 1. Approval to change the Fund's sub-classification under the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified" and to change the related fundamental policy. V20702-S71057 THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING: THANK YOU FOR VOTING. PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. ! ! ! For Against Abstain To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on August 31, 2023: The Notice and Proxy Statement is available at www.proxyvote.com. V20703-S71057 The undersigned holder of shares of beneficial interest of the Fund hereby appoints Kamal Bhatia, Laura B. Latham, Adam U. Shaikh, and Beth C. Wilson, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at 801 Grand Avenue, Des Moines, Iowa 50392 on August 31, 2023 at 10:00 a.m. Central Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT. PRINCIPAL DIVERSIFIED SELECT REAL ASSET FUND SPECIAL MEETING OF SHAREHOLDERS August 31, 2023 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.